EXHIBIT 32.2
                 Citizens Financial Corporation and Subsidiaries
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


                  In connection with the Quarterly Report on Form 10-Q of Citizens Financial Corporation (the "Company") for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Brent L. Nemec, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             By:       /s/ Brent L. Nemec
                                                       -------------------------
                                                       Brent L. Nemec
                                                       Chief Financial Officer

Date: August 12, 2003